UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

ADVENT SOFTWARE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Advent Software, Inc. (the “Company”) by SS&C Technologies Holdings, Inc. (“Parent”) and Arbor Acquisition Company, Inc., a wholly owned subsidiary of Parent (“Merger Sub”) pursuant to the terms of an Agreement and Plan of Merger, dated February 2, 2015, by and among the Company, Parent and Merger Sub:

(i)	Letter to Company Clients;
(ii)	Email to Fund Administrator Clients;
(iii)	Email to Company Employees;
(iv)	Client FAQ; and
(v)	Employee Key Messages.

Each item listed above was first used or made available on February 2, 2015

Letter to Company Clients:

TO:                                             Clients of Advent, Inc.

FROM:                         Pete Hess, CEO

DATE:                            February 2, 2015

SUBJECT:       Advent Software to Join SS&C Technologies

I am pleased to share that, earlier today, SS&C’s CEO and Chairman Bill Stone and I announced that we have entered into a definitive agreement under which SS&C will acquire Advent. This is an exciting opportunity for Advent to expand and accelerate the value we offer you, and I would like to share the rationale for the acquisition and why I am convinced this will be to the benefit of all our clients.

Since our founding, Advent has been focused on helping our clients thrive, working to help you run your businesses as successfully as possible. Over the years, we have earned the trust of thousands of firms like yours by making good on our commitment to enhancing your existing Advent solutions and bringing new capabilities to market that help you further streamline operations and meet the demands of your clients.

I see the combination of Advent and SS&C as a powerful team that can take a big leap forward in the value proposition we offer the industry. As I’ve heard from so many of you in recent years, the investment management industry is evolving rapidly and under ever-increasing pressure, whether from margin or fee compression, shifting regulatory standards, or expansions into new products or lines of business. We know you need more complete and flexible solutions from us to navigate these market dynamics, and that’s what makes this acquisition so exciting. SS&C has a rich history of delivering a leading combination of people, process, and technology that complements Advent’s existing solutions, and the additional scale and resources we will have as a united team will accelerate our ability to provide the industry with game-changing solutions for your business.

Advent will operate as an independent business unit within SS&C, continuing to focus on the markets we serve and delivering the innovation and quality you expect across our product and service offerings. As we move forward and dig more deeply into the capabilities of each other’s solutions sets, I look forward to sharing ways that we can further expand the value we offer you by integrating SS&C’s industry-leading solutions and services.

While the transaction is still subject to shareholder approval and other customary closing conditions, the acquisition is expected to close in Advent’s second fiscal quarter. Our teams will be working closely together in the coming weeks and months, and we will update you on our progress accordingly. Please know that while we may not have all the answers immediately, we are committed to remaining the partner you trust and to accelerating the industry-leading innovation that you expect from us.

Advent exists to deliver solutions that help the investment management industry thrive and transform. SS&C is acquiring Advent so that we can jointly accelerate our ability to fulfill that mission by sharing each other’s capabilities and assets. This is good news for our shared future, and we look forward to working hard to prove it to you in the coming months and years.

Thank you,

Pete Hess

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A.  Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://www.advent.com).

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction.  Information about the Company’s directors and executive officers and their ownership of the Company Common Stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on March 27, 2014.  Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the acquisition of Advent by SS&C Technologies Holdings, Inc. All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction, uncertainties as to the Company’s stockholder approval of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to the Company; that the integration of Advent’s business into SS&C is not as successful as expected; the failure of SS&C to achieve the expected financial and commercial results from the transaction; other business effects, including effects of industry, economic or political conditions outside the company’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and in the companies’ periodic reports filed with the SEC including the factors set forth in the Company’s most recent quarterly report on Form 10-Q and the proxy statement to be filed by the Company. These forward-looking statements reflect the Company’s expectations as of the date of this communication. Advent undertakes no obligation to update the information provided herein. Additional information about Advent is available at www.advent.com.

Email to Fund Administrator Clients:

TO:                                             Fund Administrator Clients of Advent, Inc.

FROM:                         Pete Hess, CEO

DATE:                            February 2, 2015

SUBJECT:       Advent Software to Join SS&C Technologies

I am pleased to share that, earlier today, SS&C’s CEO and Chairman Bill Stone and I announced that we have entered into a definitive agreement under which SS&C will acquire Advent. This is an exciting opportunity for Advent to expand and accelerate the value we offer you, and I would like to share the rationale for the acquisition and why I am convinced this will be to the benefit of all our clients.

Since our founding, Advent has been focused on helping our clients thrive, working to help you run your businesses as successfully as possible. Over the years, we have earned the trust of thousands of firms like yours by making good on our commitment to enhancing your existing Advent solutions and bringing new capabilities to market that help you further streamline operations and meet the demands of your clients.

I see the combination of Advent and SS&C as creating a powerful team that can take a big leap forward in the value proposition we offer the industry. As I’ve heard from so many of you in recent years, the investment management industry is evolving rapidly and under ever-increasing pressure, whether from margin or fee compression, shifting regulatory standards, or expansions into new products or lines of business. We know you need more complete and flexible solutions from us to navigate these market dynamics, and that’s what makes this acquisition so exciting. SS&C has a rich history of delivering a leading combination of people, process, and technology that complements Advent’s existing solutions, and the additional scale and resources we will have as a united team will accelerate our ability to provide the industry with game-changing solutions for your business.

SS&C has reiterated to me its commitment to our fund administrator clients. One of the key points in the rationale behind the acquisition is for SS&C to embrace its role as owner and driver of Geneva®, Geneva World Investor® and the other Advent solutions so appreciated within the fund administration market. With its own use of Geneva®, SS&C has developed many complementary potential offerings that can expand the abilities and uses of Geneva®.  In fact, SS&C intends to make some of the technology solutions that it has built to work with Geneva® available to you, which could enable you to further enhance the efficiency of your operations should you choose to do so.

Advent will operate as an independent business unit within SS&C, continuing to focus on the markets we serve and delivering the innovation and quality you expect across our product and service offerings. As we move forward and dig more deeply into the capabilities of each other’s solutions sets, I look forward to sharing ways that we can further expand the value we offer you by integrating SS&C’s industry-leading solutions and services.

While the transaction is still subject to shareholder approval and other customary closing conditions, the acquisition is expected to close in Advent’s second fiscal quarter. Our teams will be working closely together in the coming weeks and months, and we will update you on our progress accordingly. Please know that while we may not have all the answers immediately, we are committed to remaining the partner you trust and to accelerating the industry-leading innovation that you expect from us.

Advent exists to deliver solutions that help the investment management industry thrive and transform. SS&C is acquiring Advent so that we can jointly accelerate our ability to fulfill that mission by sharing each other’s capabilities and assets. This is good news for our shared future, and we look forward to working hard to prove it to you in the coming months and years.

Thank you,

Pete Hess

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A.  Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://www.advent.com).

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction.  Information about the Company’s directors and executive officers and their ownership of the Company Common Stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on March 27, 2014.  Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the acquisition of Advent by SS&C Technologies Holdings, Inc. All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction, uncertainties as to the Company’s stockholder approval of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to the Company; that the integration of Advent’s business into SS&C is not as successful as expected; the failure of SS&C to achieve the expected financial and commercial results from the transaction; other business effects, including effects of industry, economic or political conditions outside the company’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and in the companies’ periodic reports filed with the SEC including the factors set forth in the Company’s most recent quarterly report on Form 10-Q and the proxy statement to be filed by the Company. These forward-looking statements reflect the Company’s expectations as of the date of this communication. Advent undertakes no obligation to update the information provided herein. Additional information about Advent is available at www.advent.com.

Email to Employees:

Dear Colleagues,

I have some important and exciting news to share with you about the future of Advent: moments ago, Bill Stone, the Chairman and CEO of SS&C Software Technologies Holdings, Inc. (“SS&C”), and I announced that we have entered into a definitive agreement under which SS&C will acquire Advent.

I know this announcement may come as a surprise for many of you. Advent is doing great as a standalone company; however, we believe that combining with SS&C will allow us to do much more together than apart. This was a decision that Advent’s Board of Directors and I did not take lightly, but the more I learned, the more I became convinced it is the right path for us. Our purpose remains the same: to help our clients, employees, and investors thrive and transform the investment management industry. Advent and SS&C together will better be able to fulfill this purpose.

The driver behind this combination of two great companies is growth. Together we will provide more value to the industry than we can as separate companies. After working closely with SS&C’s team the past few weeks, it has become apparent to me that SS&C’s business is highly complementary to Advent’s, and SS&C’s vision, strategic goals, and objectives are closely aligned with ours.

As part of SS&C, Advent will have access to SS&C’s capabilities and technologies that our clients need. From BPO services, and cloud hosting infrastructure to security master, workflow management, compliance, and other solutions, SS&C has a lot to offer our clients. Similarly, Advent’s custodial data services, market-leading portfolio accounting and reporting capabilities, and more will help their clients.

The agreement is a win for our investors as well. With a purchase price of $44.25 per share in cash, Advent’s enterprise value will be approximately $2.7 billion, and that shows the tremendous value we have created together. We can all be proud of that achievement. The deal is subject to stockholder and regulatory approvals, and we expect it to close in the first half of 2015.

So what will this mean for us as Advent employees and for you specifically?  Here’s what we know today: Advent will operate as a business unit within SS&C, chartered with both executing our existing growth plans, as well as leveraging the relevant SS&C capabilities to enhance our clients’ experience, and I will report to SS&C President Norm Boulanger. If you hold shares of Advent common stock, including vested RSUs, at the effective time of the transaction, you will receive $44.25 per share upon deal closure. If you hold vested SARs or options, you will be cashed out at the per share deal price (subject to applicable tax withholding), less the applicable per share exercise price. All unvested equity awards that you hold at the effective time of the transaction will be converted into SS&C equity awards at an equivalent level. The current offering period under Advent’s employee stock purchase plan (or ESPP) will run as normal until May 31, 2015. If the transaction closes before May 31, 2015, then the offering period will be shortened. Options under the ESPP will be automatically exercised on such new date.

In the weeks and months to come, we will share additional operational details. As part of this process, we will work with SS&C to form a transition team, comprised of employees from both companies, who will focus on integration planning for the new combined company. I want to assure you that we intend to be as transparent as possible and will keep you informed as decisions are made and information becomes available.

Advent and SS&C are and will remain completely separate companies until the transaction closes, and it is our duty to our clients and investors that we stay focused on being the best at what they expect, even in the face of distractions. As an Advent employee, you’re going to be faced with questions from clients, partners, and other interested parties. Keep in mind that the rationale for this acquisition, from both SS&C’s and Advent’s perspective, is to accelerate the value we deliver to our clients and the investment management industry. We will need to prove that vision to our clients in the coming months and years. Please reference the FAQ and pre-closing conduct guide attached for guidance on key messages about the transaction.

We will be holding a company meeting for our APAC employees later today at 6pm PT, and then another meeting for the rest of the company tomorrow morning at 8am PT. I can provide more information in those meetings.

If you should be contacted by media regarding today’s news, please refer them to Katherine Calvert at Katherine.calvert@advent.com or 415.645.1853; any contact from investors should be referred to Jim Cox at jim.cox@advent.com or 415.645.1302. If any clients or partners reach out with questions regarding the transaction, please direct them to your managers as appropriate.

Thank you again for your dedication to Advent and to an open mind as we enter our next chapter together.

Pete

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A.  Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://www.advent.com).

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction.  Information about the Company’s directors and executive officers and their ownership of the Company Common Stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on March 27, 2014.  Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the acquisition of Advent by SS&C Technologies Holdings, Inc. All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction, uncertainties as to the Company’s stockholder approval of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to the Company; that the integration of Advent’s business into SS&C is not as successful as expected; the failure of SS&C to achieve the expected financial and commercial results from the transaction; other business effects, including effects of industry, economic or political conditions outside the company’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and in the companies’ periodic reports filed with the SEC including the factors set forth in the Company’s most recent quarterly report on Form 10-Q and the proxy statement to be filed by the Company. These forward-looking statements reflect the Company’s expectations as of the date of this communication. Advent undertakes no obligation to update the information provided herein. Additional information about Advent is available at www.advent.com.

Client FAQ:

Frequently Asked Questions Regarding
SS&C Technology’s Acquisition of Advent Software

OVERVIEW:   On February 2, 2015, SS&C Technologies announced it has entered into a definitive agreement to acquire Advent Software. Pending shareholder and regulatory approvals and other customary conditions, the acquisition is expected to close in Advent’s second fiscal quarter. Advent will operate as an independent business group within SS&C, led by Advent’s current CEO Pete Hess, and the team will continue to focus on its purpose: delivering solutions that help investment managers thrive and transform the industry.

What is the rationale for this acquisition?

The combination of Advent and SS&C will create a powerful team that can take a big leap forward in the value proposition we offer the industry. The investment management industry is evolving rapidly and under ever-increasing pressure, whether from margin or fee compression, shifting regulatory standards, or expansions into new products or lines of business. Our clients need more complete and flexible solutions from us to navigate these market dynamics, and that’s what makes this acquisition so exciting. SS&C has a rich history of delivering a leading combination of people, process, and technology that complements Advent’s existing solutions, and the additional scale and resources we will have as a united team will accelerate our ability to provide the industry with game-changing solutions for your business.

How will Advent be integrated into SS&C?

The charter of the Advent team will be to accelerate the value we deliver to our clients. To that end, Advent will operate as a business unit within SS&C with Pete Hess, Advent’s CEO reporting to SS&C’s President and COO Norm Boulanger. In this structure, we will continue to execute our strategy while also integrating relevant SS&C products and services to deliver more value to our clients.

What will happen to Advent’s products and services? Will you still continue to enhance the products I use?

As a business unit within SS&C, Advent’s team will be chartered with continuing to support, enhance and expand the value you get from our award-winning offerings, including Geneva®, APX®, Black Diamond®, Moxy®, Axys®, and their related products and services.

Will there be disruption to the service I receive from Advent as a result of the acquisition?

No. The intention of the acquisition is to enhance the capabilities and service we can offer.

How do you view the benefits of the acquisition to fund administrators?

Advent and SS&C will continue to invest in and improve the solutions and capabilities we offer to the fund administration marketplace. There will be no change in service to Advent’s fund administration clients and we will continue to market our fund administration solutions including Geneva and Geneva World Investor to the fund administration marketplace across the globe.

I am an advisor and I am curious how strategic the RIA market is to SS&C?

One of the key attractions of Advent to SS&C is Advent’s business serving advisors — including Black Diamond®. We will be as committed as ever to helping advisors thrive as we continue to enhance our solution set for all of our advisory clients.

What will happen to Advent’s hosted offerings, specifically Black Diamond and Advent OnDemand?  Will there be changes in the service offering?

Advent plans to continue to support, enhance and expand the Black Diamond and Advent OnDemand offerings. Providing our clients with timely, accurate and complete data is a priority that Advent shares with SS&C, and there are no plans to change the day-to-day servicing of Advent’s and Black Diamond’s service relationships.

How does this impact Advent’s future solution strategy?

Advent will continue invest in the solution strategy that has made us the partner you trust, and our aspiration continues to be that we will deliver innovative solutions that help firms like yours to thrive and transform the industry. Management believes that, as part of SS&C, Advent will gain access to greater resources and investment that will enable it to accelerate its product development and growth.

Can I expect any changes in my commercial terms as an Advent client?

It will be business as usual with regards to commercial practices, with no planned changes to in-effect contracts, and with renewals and new product/service licensing continuing under Advent’s standard practices.

Will I continue to work with the same team of people at Advent?

Advent will operate as an independent business group within SS&C, and we look forward to continuing to serve you.

What are examples of the capabilities SS&C offers that may present more value to my firm?

SS&C has many relevant technology solutions that will be of value to Advent’s clients, including enhanced performance measurement and analytics, internal and end investor communication portals, robust security master and workflow solutions, robust client and management report packaging solutions, and more. Furthermore, SS&C provides outsourced accounting and operational services to the investment management industry that Advent clients may choose to leverage. We will communicate the solution integration roadmap when it is built after the acquisition closes.

Will there be an Advent client conference this year?

Yes, Advent intends to host its annual global series of client conferences, AdventConnect, this year. Please join us in Las Vegas June 15-17 to learn more about the investments we’re making in the solutions you depend on, and the exciting opportunities we see to deliver even greater value when we join forces with the industry leadership of SS&C.

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A.  Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://www.advent.com).

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction.  Information about the Company’s directors and executive officers and their ownership of the Company Common Stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on March 27, 2014.  Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the acquisition of Advent by SS&C Technologies Holdings, Inc. All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction, uncertainties as to the Company’s stockholder approval of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to the Company; that the integration of Advent’s business into SS&C is not as successful as expected; the failure of SS&C to achieve the expected financial and commercial results from the transaction; other business effects, including effects of industry, economic or political conditions outside the company’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and in the companies’ periodic reports filed with the SEC including the factors set forth in the Company’s most recent quarterly report on Form 10-Q and the proxy statement to be filed by the Company. These forward-looking statements reflect the Company’s expectations as of the date of this communication. Advent undertakes no obligation to update the information provided herein. Additional information about Advent is available at www.advent.com.

Employee Key Messages:

FAQ for Advent Employees Regarding the SS&C Acquisition

Key Points:

•                  Advent announced that it has agreed to be acquired by SS&C.

•                  The merger agreement was unanimously approved by Advent’s Board of Directors.

•                  This compelling transaction provides our stockholders and employees who hold vested equity awards with significant and immediate cash value for their investment. Under the terms of the merger agreement, Advent stockholders will receive $44.25 per share in cash, or a total of approximately $2.7 billion (including inherited outstanding debt).

•                  Employee vested equity (Options, SARS and RSUs) will be cashed out at $44.25 and unvested equity will be rolled into SS&C equity at the time of deal closing.

•                  We expect the transaction to close in the first half of 2015.

•                  We believe that bringing these two companies together will better enable us to fulfill our purpose to help our clients, employees and investors thrive and to transform the investment management industry. Jointly, we can do more to provide value for our customers than apart.

•                  Once the transaction closes, Advent will operate as a business unit within SS&C, chartered with both our existing growth plan, as well as leveraging additional SS&C offerings to the benefit of our customers.

•                  We will provide more operational details as we define them in the coming weeks.

Frequently Asked Questions

1) What does this announcement mean and what are the next steps?

•                  SS&C has entered into a definitive agreement to acquire Advent.  Pending shareholder approval and other customary conditions, the acquisition is expected to close in the second quarter of 2015. While it’s still early in the process, Pete and the entire Advent leadership team are 100% committed to updating you at every step of the process and being as open and transparent as possible. The acquisition is driven by SS&C’s and Advent’s desire to accelerate the value we can deliver to our clients and the industry, increase the opportunity for our employees, as well as enhance the returns we deliver to our shareholders.

2) Why is this offer a fair premium for shareholders?

•                  This transaction provides our stockholders with significant and immediate cash value for their investment at a very attractive premium.

3) Why is this good for Advent and our clients?

•                  The potential combination of Advent’s and SS&C’s solutions and services offers a truly market-differentiating footprint for the industry we serve.  Advent has excelled at delivering mission critical software solutions to the investment management space. So has SS&C, but they also have excelled delivering technology driven administration, operational and accounting services to that same industry. Together, we will be able to marry Advent’s market-leading software and technical solutions with SS&C’s market-leading technology driven services that our customers increasingly demand. We also will be able to leverage one another’s software solutions, including SS&C’s robust performance measurement and analytics, compliance, custodial communication network, security master, and workflow management solutions. Similarly, SS&C will benefit from making ACD, Geneva, Black Diamond, APX, Moxy, Advent Rules Manager, Tamale, Syncova, and our other products available to their customer base.

•                  In Advent parlance, SS&C’s traditional emphasis has been on on LOBs 4,5, 6, 7, and 8, as well as the service providers to those segments; we focus on those LOBs in a complementary way, and have a thriving business in LOBs 1, 2 and 3, which is one of the reasons we are so attractive to them.

4) What will happen to Advent’s leadership team? What role will they play in the integration?

•                  The Advent and SS&C management teams will be working to develop an integration strategy for the combined company.

5) What approvals are required?

•                  The transaction is subject to approval by Advent stockholders, regulatory approvals, including antitrust review in the U.S., and other customary closing conditions. There are no financing conditions associated with the proposed agreement.

6) Do you foresee any issues in obtaining the necessary shareholder approval for the transaction?

•                  We cannot speculate on how our shareholders will vote, but we are confident that they will recognize the immediate and significant cash value that this transaction delivers.

7) How should we expect clients to react to the news of the sale of Advent and what should we tell them?

•                  Anytime a company is sold, its customers may have questions about the future direction and commitment of the business, and we anticipate the same here. The answer is that SS&C and Advent are coming together to help us fulfill our purpose of helping our clients thrive. We will be able to offer more value, help our clients address key market trends, and enable them to compete more effectively as a result of joining forces. Our customers need to be made aware that SS&C is as committed to serving them as we are. Our commitment and focus will not change as a result of this news. We will have to prove our continued commitment to our clients and that is what we will do in the coming weeks, month and years.

8) Will Advent’s main office stay in San Francisco?

•                  Advent’s main office will remain in San Francisco; in fact, we just renewed our office lease last week.

9) How is this transaction beneficial to Advent employees? What changes should we expect once the transaction is closed?

•                  Combined, the larger company will employ over 4,000 people across the globe, generating approximately $1.2 billion in revenue.  SS&C management appreciates the strength of Advent’s culture and we believe the combined company will offer significant development and career opportunities for Advent employees.

10) What does this mean for my stock and equity awards?

•                  If you hold shares of Advent common stock, including vested RSUs, at the effective time of the transaction, you will receive $44.25 per share upon deal closure. If you hold vested SARs or options, you will be cashed out at the per share deal price (subject to applicable tax withholding), less the applicable per share exercise price. All unvested equity awards that you hold at the effective time of the transaction will be converted into SS&C equity awards at an equivalent level. The current offering period under Advent’s employee stock purchase plan (or ESPP) will run as normal until May 31, 2015. If the transaction closes before May 31, 2015, then the offering period will be shortened. Options under the ESPP will be automatically exercised on such new date.

11) Will our compensation and benefits change as a result of this transaction?

•                  Until the transaction closes, your compensation and benefits will remain unchanged. We will share further details about the compensation and benefits program after the transaction as they emerge.

12) How will this affect the day-to-day operations at Advent prior to the deal closing?

•                  Until the transaction closes (estimated between 3 to 6 months), Advent will operate independently and in accordance with our existing strategy. As we approach the close of the deal, we will provide updates as they become available.

13) What should I do now, and what changes should I expect?

•                  As a company, we must continue to deliver on our clients’ expectations. We have product plans we are building towards, implementations to complete and sales to make; accounting, legal and infrastructure work to continue. In other words, nothing changes. We move forward with our normal day-to-day operations and when things will change, we will be transparent and engaging to minimize any surprises.

14) How will this transaction affect Advent’s long-term growth strategy or product roadmap? What will happen to existing projects?

•                  Our strategy will remain constant, except where we believe we can take advantage of high value integration opportunities. Our business success drives our priorities and that will remain the same post deal closure. The difference will be that we will have more viable options at our disposal for creating value for customers, employees and investors.

15) Will there be any layoffs as a result of this transaction?

•                  At this point, we do not know any specifics related to impacts on jobs.  However, you can be sure that any affected individuals will be treated fairly, honestly and with respect.  We understand your concerns and are committed to notifying affected individuals of their status with the combined company as soon as possible.

16) I’ve just made a critical hire and I’m concerned this news will cause her/him pause.  What should I do?

•                  We encourage you to reach out to key hires you’ve recently made and assure them Advent is a great place to work and will remain that way as part of the SS&C larger entity. Joining our team will continue to be as exciting and rich an experience as before.

17) I have an open job req that is currently posted. Can I proceed with the hiring process?

•                  Until the transaction closes, there are no changes to our hiring practices.

18) What can I (we) do personally to help Advent succeed?

•                  Our customers need to hear the rationale for the acquisition from people they trust- our employees. This acquisition positions them for greater success.  The proof will be in the execution; so, ask them to give us a chance to prove the value.

•                  If you’re hearing of any issues in the market, escalate to your manager or the leadership team. Executives are happy to help with client communications.

19) Are we concerned that today’s announcements will have an impact on our Q1 performance?

•                  We need to do everything possible to minimize disruption resulting from this announcement, and maintain the trust that our customers and partners place in us and in our company. Communication will be imperative especially with contract renewals and sales cycles. Do not hesitate to engage executive management to assist if needed.

20) Who do I go to with questions about this announcement?

•                  Please feel free to reach out to your manager.

21) What if I receive calls from the media or investors?

•                  If you should be contacted by media regarding today’s news, please refer them to Katherine Calvert at Katherine.calvert@advent.com or 415.645.1853; any contact from investors should be referred to Jim Cox at jim.cox@advent.com or 415.645.1302.

22) May I discuss the transaction with individuals outside of Advent? What can I say?

•                  We advise you not to communicate any confidential details of the transaction, as some details may not yet have been publicly disclosed. You may, of course, refer them to our public filings; we encourage you to use the external FAQ document as you look for language to use to describe the acquisition. Any information about the transaction not previously disclosed publicly is confidential information and is subject to our confidentiality policies applicable to all of our employees and consultants.

23) Can I trade Advent stock during this time?

•                  Advent’s Insider Trading Compliance Policy remains in effect. You may trade the stock if you are in compliance with the policy, and are not either one of the officers or designated in the policy as an “other restricted individual” subject to Advent’s blackout period, which is currently in effect.  Once Advent’s trading window opens, such officers and “other restricted individuals” must continue to pre-clear trades as set forth in the policy.

Additional Information and Where to Find It

In connection with the transaction, the Company intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A.  Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction.  INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE TRANSACTION.  The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or through the investor relations section of the Company’s website (http://www.advent.com).

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the transaction.  Information about the Company’s directors and executive officers and their ownership of the Company Common Stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on March 27, 2014.  Information regarding the identity of the potential participants, and their direct or indirect interests in the transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the transaction.

Forward-Looking Statements

The communication above contains “forward-looking statements,” relating to the acquisition of Advent by SS&C Technologies Holdings, Inc. All statements other than historical facts included in this communication, including, but not limited to, statements regarding the timing and the closing of the transaction, the expected benefits of the transaction, prospective performance and future business plans, and any assumptions underlying any of the foregoing, are forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown, or unknown risks or uncertainties materialize, actual results could vary materially from the parties’ expectations and projections. Risks and uncertainties include, among other things, uncertainties regarding the timing of the closing of the transaction, uncertainties as to the Company’s stockholder approval of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to the Company; that the integration of Advent’s business into SS&C is not as successful as expected; the failure of SS&C to achieve the expected financial and commercial results from the transaction; other business effects, including effects of industry, economic or political conditions outside the company’s control; transaction costs; actual or contingent liabilities; as well as other cautionary statements contained elsewhere herein and in the companies’ periodic reports filed with the SEC including the factors set forth in the Company’s most recent quarterly report on Form 10-Q and the proxy statement to be filed by the Company. These forward-looking statements reflect the Company’s expectations as of the date of this communication. Advent undertakes no obligation to update the information provided herein. Additional information about Advent is available at www.advent.com.